EXHIBIT 31.1
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report of Corporate Realty Income Fund I, L.P. (the "Company") on Form 10-Q for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Robert F. Gossett, Jr., principal executive officer and principal financial officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 302 of the Sarbanes-Oxley Act of 2002, that:

     (1)  I have reviewed the Report of the Company;

     (2) Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Report;

     (3) Based on my knowledge, the financial statements and other financial information included in the Report fairly present, in all material respects, the financial condition, results of operations and cash flows of the Company as of, and for, the periods presented in the Report;

     (4) I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and I have:


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          (a)  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under my supervision, to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which the Report is being prepared;

          (b) Evaluated the effectiveness of the Company's disclosure controls and procedures and presented in the Report my conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by the Report based on such evaluation; and

          (c) Disclosed in the Report any change in the Company's internal control over financial reporting that occurred during the Company's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting; and

     (5) I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the Company's auditors and the audit committee of the Company's board of directors (or persons performing the equivalent function):

          (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and
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          (b)  Any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

Date:  August 18, 2003


                                          /s/ Robert F. Gossett, Jr.
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                                          Robert F. Gossett, Jr.
                                          Individual General Partner and
                                          President of Corporate General Partner